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                                                                    Exhibit 10.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This Amendment No. 1 to Credit Agreement (this "Agreement") dated as of September 12, 2002 is made by and among BLOCK COMMUNICATIONS, INC., an Ohio corporation ("Block" or the "Borrower"), BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the "Administrative Agent"), each of the Lenders (as defined in the Credit Agreement, defined below) signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent and each of the Lenders have entered into that certain Credit Agreement dated as of May 15, 2002 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower revolving credit facility (including a letter of credit facility and a swing line facility) and two term loan facilities; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, including without limitation Section 7.03 thereof, and the Administrative Agent and the Lenders have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.01 is hereby amended by adding the following definition in its proper alphabetical order:

                           "Refinancing Loss" means that certain loss incurred
                  in the fiscal quarter of the Borrower ended June 30, 2002 in the amount of $6,288,500 as a result of the payment of premiums to the holders of the Private Notes in connection with the repayment and extinguishment of the Private Notes.

                  (b) Subpart (c) of the definition of "Consolidated EBITDA" in
         Section 1.01 is hereby amended by (A) deleting the "and" immediately prior to subpart (v) thereof, and (B) adding ", and (vi) the Refinancing Loss to the extent deducted in arriving at Consolidated Net Income" immediately following subpart (v) thereof and prior to the ending period.

                  (c) Section 7.01(k) is hereby deleted in its entirety and replaced with the following:

                           (k) Liens securing advances against the cash
                  surrender value of the Life Insurance Policies to the extent such advances are permitted pursuant to Section 7.20; provided that each such Lien may only encumber the cash value of the specific Life Insurance Policy with respect to which the advance giving rise to such Lien is made, and may encumber no more of such cash value than the amount of such advance;

                  (d) Section 7.03(g) is hereby deleted in its entirety, and current Section 7.03(h) is re-numbered as Section 7.03(g).


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                  (e) The content of Schedule 7.03 to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           None.

                  (f) The following new Section 7.20 is hereby added to the Credit Agreement:

                           7.20 LIMITS ON ADVANCES AGAINST LIFE INSURANCE
                  POLICIES. Create, incur, receive, assume or suffer to exist any advance against the cash surrender value of any of the Life Insurance Policies, or otherwise against any value of any of the Life Insurance Policies, other than advances against the cash surrender value of the Life Insurance Policies not to exceed the lesser of (i) $10,000,000 in the aggregate at any time outstanding and (ii) the aggregate sum of the cash surrender value of each of the Life Insurance Policies at any time existing; provided that any advance against the cash surrender value of any certain Life Insurance Policy does not exceed such cash surrender value of such Life Insurance Policy.

         2. Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided, are subject to the satisfaction of the following conditions precedent:

                  (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

                           (i) thirteen (13) original counterparts of this
                  Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders, together with all schedules and exhibits hereto duly completed; and

                           (ii) such other documents, instruments, opinions,
                  certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require;

                  (b) evidence that the outstanding amount of advances against the Life Insurance Policies has been, or simultaneously herewith is being, repaid such that the Borrower is in compliance with the new (Section 7.20 of the Credit Agreement as of the date hereof; and

                  (c) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.


         3. Consent of the Guarantors. Each of the Guarantors has joined in the execution of this Agreement for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrower pursuant to the Guaranty to which such Guarantor is party. Each Guarantor hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

         4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower and the Guarantors, as applicable, represent and warrant to the Administrative Agent and the Lenders as follows:

                  (a) The representations and warranties made by the Borrower in
         Article V of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the Closing Date; and

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                  (c) No Default or Event of Default has occurred and is
         continuing.

         5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties, or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

         6. Full force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         11. Successors and Assigns. This Agreement shall be binding upon the inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, assigns and legal representatives; provided however, that neither the Borrower nor any Guarantor, without the prior consent of the Required Lenders, may assign any rights, powers, duties or obligations hereunder.

         12. Expenses. The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

                            (Signature pages follow.)


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         IN WHITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                             BORROWER:

                             BLOCK COMMUNICATIONS, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Treasurer


                             GUARANTORS:

                             BUCKEYE CABLEVISION, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             ERIE COUNTY CABLEVISION, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             BUCKEYE TELESYSTEMS, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             CORPORATE PROTECTION SERVICES, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             COMMUNITY COMMUNICATION SERVICES, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             PG PUBLISHING COMPANY

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             MONROE CABLEVISION, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary


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                             LIMA COMMUNICATIONS CORPORATION

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             WLFI-TV, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             INDEPENDENCE TELEVISION COMPANY

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             METRO FIBER & CABLE CONSTRUCTION COMPANY

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             IDAHO INDEPENDENT TELEVISION, INC.

                                     /s/ Jodi L. Miehls
                             Name:   Jodi L. Miehls
                             Title:  Assistant Secretary

                             CARS HOLDING, INC.

                                     /s/ William Block, Jr.
                             Name:   William Block, Jr.
                             Title:  Secretary

                             ACCESS TOLEDO, LTD.
                             By:  BLOCK COMMUNICATIONS, INC.

                                     /s/ Fritz Byers
                             Name:   Fritz Byers
                             Title:  Secretary


                             ADMINISTRATIVE AGENT:

                             BANK OF AMERICA, N.A., as Administrative Agent

                                     /s/ Derrick C. Bell
                             Name:   Derrick C. Bell
                             Title:  Principal

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                             LENDERS:

                             BANK OF AMERICA, N.A.

                                     /s/ Derrick C. Bell
                             Name:   Derrick C. Bell
                             Title:  Principal

                             NATIONAL CITY BANK

                                     /s/ Christian Kalmbach
                             Name:   Christian Kalmbach
                             Title:  Senior Vice President

                             SENIOR DEBT PORTFOLIO

                             By:     Boston Management and Research,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             TRAVELERS CORPORATE LOAN FUND

                             By: Traveler's Asset Management International Company LLC

                                     /s/ William M. Gardner
                             Name:   William M. Gardner
                             Title:  Investment Officer

                             THE TRAVELERS INSURANCE COMPANY

                                     /s/ William M. Gardner
                             Name:   William M. Gardner
                             Title:  Investment Officer

                             FLEET NATIONAL BANK

                                     /s/ Patrick Bonebrake
                             Name:   Patrick Bonebrake
                             Title:  Director

                             BANK OF MONTREAL

                                     /s/ Karen Klapper
                             Name:   Karen Klapper
                             Title:  Director

                             COMMERICA BANK

                                     /s/ Richard Hampson
                             Name:   Richard Hampson
                             Title:  Vice President


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                             THE BANK OF NEW YORK

                                     /s/ Reena A. Bhasin
                             Name:   Reena A. Bhasin
                             Title:  Assistant Vice President

                             FIFTH THIRD BANK

                                     /s/ Michael R. Miller
                             Name:   Michael R. Miller
                             Title:  Executive Vice President

                             STANDARD FEDERAL BANK N.A.

                                     /s/ Jason W. Bierlein
                             Name:   Jason W. Bierlein
                             Title:  Assistant Vice President

                             GENERAL ELECTRIC CAPITAL CORPORATION

                                     /s/ Brian Ward
                             Name:   Brian Ward
                             Title:  Manager, Operations

                             ATRIUM CDO

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             BIG SKY SENIOR LOAN FUND, LTD.

                             By:     Eaton Vance Management,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             BRYN MAWR CLO, LTD.

                             By:     Deerfield Capital Management LLC,
                                     as its Collateral Manager

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             CONSTANTINUS EATON VANCE CDO V, LTD.

                             By:     Eaton Vance Management,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

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                             EATON VANCE CDO III, LTD.

                             By:     Eaton Vance Management,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             EATON VANCE CDO IV, LTD.

                             By:     Eaton Vance Management,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                             By:     Eaton Vance Management,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             EATON VANCE SENIOR INCOME TRUST

                             By:     Eaton Vance Management,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             GALLATIN FUNDING I LTD.

                             By:     Bear Stearns Asset Management, Inc.,
                                     as its Collateral Manager

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             GRAYSON & CO.

                             By:     Boston Management and Research,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________




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                             ING PRIME RATE TRUST

                             By:     ING Investments, LLC.,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________


                             LANDMARK II CDO LIMITED

                             By:     Aladdin Asset Management LLC,
                                     as Manager

                             By:     /s/ Gilles Marchand
                             Name:   Gilles Marchand
                             Title:  Authorized Signatory

                             OCTAGON INVESTMENT PARTNERS III, LTD.

                             By:     Octagon Credit Investors, LLC,
                                     as Portfolio Manager

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             OLYMPIC FUNDING TRUST, SERIES 1999-1

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             OXFORD STRATEGIC INCOME FUND

                             By:     Eaton Vance Management,
                                     as Investment Advisor

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________

                             ROSEMONT CLO, LTD.

                             By:     Deerfield Capital Management LLC,
                                     as its Collateral Manager

                             By:     ________________________________
                             Name:   ________________________________
                             Title:  ________________________________